Company Update September 2024 EXHIBIT 99.1

2 2 This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; any projections of financial items including projections as to guidance and other outlook information; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; the spot market; our current work continuing; visibility and future utilization; our protocols and plans; energy transition or energy security; our spending and cost management efforts and our ability to manage changes; oil price volatility and its effects and results; our ability to identify, effect and integrate mergers, acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition and any subsequently identified legacy issues with respect thereto; developments; any financing transactions or arrangements or our ability to enter into such transactions or arrangements; our sustainability initiatives; future economic conditions or performance; our share repurchase program or execution; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions and the demand for our services; volatility of oil and natural gas prices; results from mergers, acquisitions, joint ventures or similar transactions; results from acquired properties; our ability to secure and realize backlog; the performance of contracts by customers, suppliers and other counterparties; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; the effectiveness of our sustainability initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. INTRODUCTION Forward-Looking Statements

ABOUT HELIX

Helix – An Energy Transition



Maximizing Existing Reserves

Reservoir Management
Production Enhancement
Tree Change Out
Wireline, Slickline & Coiled Tubing
Scale Squeeze & Stimulation
DHSV Lockout
Inspection, Repair, Maintenance

33%[1]



Decommissioning

Cement Remediation
Pipeline Abandonment
Reclamation & Remediation
Wellhead Removal
Seabed Infrastructure Removal
Through Tubing Abandonment & Removal
Upper Plug & Abandonment

57%[1]



Offshore Renewables

Cable Trenching and Burial
UXO Survey & Clearance
Boulder Removal
Mattress Installation & Removal
Cable Repair
Air Diving
Route Preparation

8%[1]

[1] Percentage of 2023 Revenue

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4 $270M - $330M 2024 EBITDA1,4 Company Snapshot 1 EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 2 Pro forma includes backlog as of June 30, 2024 plus contracts with Petrobras and Shell signed in August 2024 3 Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under the Company’s ABL facility and excludes restricted cash, if any 4 Revenue, EBITDA and Free Cash Flow based on current guidance 5 Revenue percentages based on 2023 Revenues and net of intercompany eliminations Revenue by Market5 ABOUT US 2,531 Global Employees December 31, 2023 $1.25B - $1.4B 2024 Revenue4 $370M Liquidity3 June 30, 2024 $1.7B Backlog2 Pro forma at June 30, 2024 34 Nationalities Represented December 31, 2023 $44M Net Debt1 June 30, 2024 NYSE: HLX Corporate Headquarters in Houston, Texas $90M - $125M 2024 Free Cash Flow1,4 Renewables 8% Other 2% Decommissioning - Deep Water 37% Decommissioning - Shallow Water 20% Production Maximization 33% Forecast

ABOUT US

Business Segment Overview

	Key Services and Assets	Major Customers	Tailwinds
Well Intervention	• Production enhancement • Decommissioning • 7 purpose-built Well Intervention vessels and 12 Subsea Intervention Systems	Shell, Petrobras, ExxonMobil, bp	• Purpose-built vessels with higher efficiency and lower operating costs vs. rigs
Robotics	• Subsea trenching • Offshore construction and inspection, repair and maintenance (IRM) • 6 trenchers, 2 boulder grabs, 39 work-class ROVs and chartered vessel fleet	OXY	• Increasing global marine construction and renewables deployment • Greater complexity and water depths
Shallow Water Abandonment[2]	• Well P&A • Structure decommissioning and platform removals • Fleet of 20 vessels (OSVs, lift boats, dive vessels, heavy lift barge) and 26 systems (P&A and coiled tubing)	Chevron	• Increased regulatory requirements
Production Facilities	• Offshore production • Emergency well control deployment • Floating production unit, offshore oil and gas wells, rapid containment systems	HESS, TALOS ENERGY	• 2024 contract renewals

Revenue and Gross Profit Margin% by Segment ($MM) [1]


2020
2021
2022
2023
$524
$495
$508
$704
6%
$151
$110
$158
$223
24%
N/A
N/A
$125
$275
26%
$58
$69
$82
$88
27%

Helix differentiates itself through a pure-play offshore business model anchored by seven world-class built-for-purpose well intervention vessels

[1] Revenue by segment net of intercompany eliminations
[2] Shallow Water Abandonment includes the results of Helix Alliance acquired July 1, 2022

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OPERATIONS

Well Intervention

- A global leader in rig-less intervention; lower costs, higher efficiency, and reduced carbon footprint compared to rigs
- Fleet of seven purpose-built well intervention vessels and 12 well intervention systems operating globally
- Vessels and systems perform both **decommissioning** and **production maximization** operations
- Geographically diverse scope of operations and concentration of blue-chip customers



Q4000 *(Gulf of Mexico / West Africa)*
Dynamically positioned class 3 ("DP3") purpose-built semisubmersible well intervention vessel



Q7000 *(West Africa / Asia Pacific / Brazil)*
DP3 purpose-built semisubmersible well intervention vessel



Seawell *(North Sea)*
Dynamically positioned class 2 ("DP2") light well intervention and saturation diving vessel



Well Enhancer *(North Sea)*
DP3 custom designed well intervention and saturation diving vessel



Q5000 *(Gulf of Mexico)*
DP3 purpose-built semisubmersible well intervention vessel



Siem Helix 1* & *Siem Helix 2 *(Brazil)*
DP3 well intervention vessels contracted through at least 2027 (*SH1*) and 2028 (*SH2*)



Intervention Riser Systems
Utilized for wireline intervention, production logging, coiled-tubing operations, well stimulation and full P&A operations



Subsea Intervention Lubricators
Enable efficient and cost-effective riserless intervention and abandonment solutions for subsea wells up to 1,500m water depth

6

OPERATIONS

Robotics

- We serve both the **Renewable** Energy and **Oil and Gas** markets
- Global leader in trenching windfarm subsea cables
- A fleet of advanced subsea trenchers, work-class ROVs and chartered support vessels
- Globally diversified operations and broad customer base


T-1200

Subsea Trenchers (6 units)

Provide subsea power cable, umbilical, pipeline and flowline trenching up to 3,000m water depth



ROV Fleet (39 units)

Highly maneuverable underwater robots capable of performing subsea construction and well intervention tasks



***IROV* Boulder Grabs**

Remotely operated robotic grabs specially developed to relocate seabed boulders to prepare an offshore wind farm site for construction



ROV Support Vessels (Global)

Chartered fleet of DP2 and DP3 subsea support vessels

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8 8 • The leading provider of decommissioning services in the GOM Shelf • Only company able to offer integrated full-field decommissioning: • Well P&A, • Sub-sea architecture removal, and • Facility decommissioning and structure removal • Fleet of liftboats, P&A and Coiled Tubing systems, OSVs, Diving Vessels and Heavy Lift Barge OPERATIONS Shallow Water Abandonment Commercial Diving: Three dive support vessels Well Services: 20 P&A spreads, six coiled tubing units and one snubbing unit Marine Services: Six OSVs ranging from 150’ to 170’ and one crewboat Heavy Lift: Epic Hedron 1,763-ton derrick barge Marine Services: Nine liftboats ranging in size up to 265’

9 • Helix Producer 1 floating production unit (FPU) • Helix Fast Response System (HFRS); one of only two providers in the GOM • Our ownership of the Droshky and Thunder Hawk wells and related infrastructure in the Gulf of Mexico Helix Production Facilities OPERATIONS

2024 OUTLOOK

Forecast

Key Financial Metrics

($ in millions)		2024 Outlook		2023 Actual
Revenues	$	1,250 - 1,400	$	1,290
Adjusted EBITDA[1]		270 - 330		273
Free Cash Flow[1,2]		90 - 125		134
Capital Additions[3]		60 - 80		90
Revenue Split:				
Well Intervention	$	760 - 830	$	733
Robotics		270 - 315		258
Shallow Water Abandonment		195 - 220		275
Production Facilities		90 - 100		88
Eliminations		(65)		(64)
Total Revenue	**$**	**1,250 - 1,400**	**$**	**1,290**

1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below

2 Free Cash Flow in 2024 includes $58 million paid in Q2 related to the Alliance acquisition earnout

3 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

Key Forecast Drivers

Our current outlook is based among other things on the following expected key drivers:

Well Intervention

- GOM – forecasted improved rates following completion of legacy commitment; *Q4000* Nigeria campaign beginning September 2024 following estimated 60-day mobilization
- North Sea – stable rates and lower utilization expected vs. 2023 with expected return to seasonal winter slowdown
- Brazil – continued legacy rates on *Siem Helix* vessels into Q4 2024 with expected higher costs in 2024; *Siem Helix 1* contracted at improved-rate 12-month extension with Trident beginning December 2024; *Siem Helix 2* existing contract with Petrobras through mid-December 2024
- *Q7000* expected to complete Australia campaign late Q3 2024 and commence Brazil campaign early 2025 following vessel transit, docking and acceptance periods

Robotics

- Anticipate continued strong renewables trenching and ROV markets

Shallow Water Abandonment

- Greater seasonal impact and overall softer Gulf of Mexico shelf decommissioning market compared to 2023

Production Facilities

- Ongoing Thunder Hawk production in 2024, Droshky production expected through end of 2024; *HPI* contracted at least through mid-2025

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11 11 We continue momentum on our Energy Transition business strategy: Production Maximization, Decommissioning and Renewables • Increasing cash generation expected in this current environment • Annual maintenance capex anticipated to average approximately $70 – $80 million for foreseeable future Well Intervention Rate increases expected to increase EBITDA $60 - $100 million in 2025 vs. 2024 • Q7000 under decommissioning contract with Shell in Brazil into Q4 2025 with options at improving margins • Three-year contracts with Petrobras on the SH1 and SH2 • Siem Helix 1 on contract with Trident in Brazil at improved rates in 2025, followed by Petrobras at improved rates through 2028 with options • Siem Helix 2 on contract with Petrobras through mid-December 2027 with options, improved rates beginning 2025 • Q4000 and Q5000 expected strong utilization: multi-year Shell GOM contract at improved rates,175 days per year with options beginning 2025; Nigeria contract on the Q4000 into 2025 • Seawell and Well Enhancer expected seasonal utilization in the North Sea; winter North Sea utilization or campaigns in the Mediterranean Sea providing upside potential Robotics • Anticipate continued strong renewables trenching market • Expect continued renewables site clearance project opportunities and deployment of second boulder grab and second dedicated site-clearance chartered vessel, Trym • Vessel charter agreements provide vessel capacity • Expect continued tight ROV market Shallow Water Abandonment • Expect seasonal Gulf of Mexico shallow water decommissioning market • Lower activity in 2024 as producers plan work on boomerang wells; increasing activity levels expected in 2025 Production Facilities • HP I evergreen contract, annual near-term renewals expected • Expect to continue to benefit from production on Thunder Hawk wells • HWCG contract through at least Q1 2026 with expected renewals Balance Sheet • Currently no significant debt maturities until 2029 • $120 million revolving credit facility in place through 2029 • Expect continued execution of share repurchase program Beyond 2024

12 12 Total funded debt† of $328 million at 6/30/24 • $300 million Senior Notes due 2029 – 9.75% • $28 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 KEY FINANCIAL METRICS Debt Instrument Profile † Excludes $10 million of remaining unamortized debt discount and issuance costs $4 $9 $10 $5 $300 $0 $50 $100 $150 $200 $250 $300 2024 2025 2026 2027 2028 2029 Principal Payment Schedule at 6/30/24 ($ in millions) MARAD 2029 Senior Notes $254 $187 $332 $275 $(305) $(264) $(362) $(319) $305 $285 $431 $370 $22 $(75) $(30) $(44) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash Long-term debt Liquidity Net Debt 12/31/21 12/31/22 12/31/23 6/30/24 Debt and Liquidity Profile ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash at December 31, 2021 of $74 million and December 31, 2022 of $3 million 2 Long-term debt net of debt issuance costs 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility and excludes restricted cash 4 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 1 2 3 4

13 Capital Allocation Growth Capital • Reinvest for our growth Share Repurchases • $200M share repurchase plan approved in 2023 • $22M share repurchases through Q2 2024 under plan Maintenance Capital • Regulatory certification of vessels and systems Balance Sheet • Simplified balance sheet following convert retirement and earnout settlement • Maintain sufficient liquidity, low net debt $370M Liquidity at 6/30/24 $44M Net Debt1 at 6/30/24 $20-30M Targeted 2024 Share Repurchases $60-80M Forecasted in 2024 Opportunistic KEY FINANCIAL METRICS 1 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliation below

14 14 Helix Earnings and Cash Generation Potential $300 $375 $413 $451 $90 $223 $261 $275,000 $299 $331,000 $348,000 $364,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2024 Forecast - midpoint Well Intervention Re-contracting Market Uplift ² + 5% Well Intervention Rates ³ + 10% Well Intervention Rates ³ Adjusted EBITDA¹ Free Cash Flow¹ 2014 Helix peak day rates ($425k) Adjusted EBITDA1, FCF1 ($ in millions) Well Intervention Day Rates 2024 FCF includes $58M for Alliance earnout 2014 peak rig day rates ($650k to $700k) Helix current / implied average day rates Current rig day rates $500k+ Improving well intervention day rates, with room for additional growth 1 Adjusted EBITDA and Free Cash Flow (FCF) are non-GAAP financial measures; see non-GAAP reconciliations and definitions below 2 Well Intervention Re-contracting Market Uplift represents an estimate of 2024 Helix consolidated Adjusted EBITDA and FCF considering the impacts of the rate improvements on existing re-contracting on the SH1, SH2, Q7000 and Q5000 3 + 5% and + 10% Well Intervention Rates represent hypothetical upside Adjusted EBITDA and FCF assuming day rates used in the Re-contracting Market Uplift were increased by 5% or 10%, respectively, for all Well Intervention vessels

2023 Corporate Sustainability Report Sustainability continues to drive our business strategy and decision-making with a renewed focus on our commitment to energy security and participation in the world’s energy transition. Through maximizing existing reserves, decommissioning, and renewable energy support, our services lay the foundation for this transformation. Our 2023 Corporate Sustainability Report details our Greenhouse Gas Emissions and reduction targets and is designed to align and be guided by the Task Force for Climate-Related Financial Disclosure (TCFD) voluntary reporting framework, the Applicable Value Reporting Foundation’s Sustainability Accounting Standards Board (SASB) - Oil and Gas Services Standard, Institutional Shareholder Services (ISS), Sustainalytics and the Global Reporting Initiative (GRI). Read our 2023 Corporate Sustainability Report 15

Non-GAAP Reconciliations and Supplemental Information

17 17 Non-GAAP Reconciliations ($ in thousands, unaudited) 12/31/22 12/31/23 6/30/24 Reconciliation from Net Income (Loss) to Adjusted EBITDA: Net income (loss) (87,784) $ (10,838) $ 6,002 $ Adjustments: Income tax provision (benefit) 12,603 18,352 13,027 Net interest expense 18,950 17,338 11,368 Other (income) expense, net 23,330 3,590 2,598 Depreciation and amortization 142,686 164,116 89,824 Non-cash gain on equity investment (8,262) - - EBITDA 101,523 192,558 122,819 Adjustments: (Gain) loss on disposition of assets, net - (367) 150 Acquisition and integration costs 2,664 540 - General provision (release) for current expected credit losses 781 1,149 (6) (Gain) loss on extinguishment of long-term debt - 37,277 20,922 Change in fair value of contingent consideration 16,054 42,246 - Adjusted EBITDA 121,022 $ 273,403 $ 143,885 $ Free Cash Flow: Cash flows from operating activities 51,108 $ 152,457 $ 52,320 $ Less: Capital expenditures, net of proceeds from sale of assets (33,504) (18,659) (7,231) Free cash flow 17,604 $ 133,798 $ 45,089 $ Net Debt: Long-term debt and current maturities of long-term debt 264,075 $ 361,722 $ 318,629 $ Less: Cash and cash equivalents and restricted cash (189,111) (332,191) (275,066) Net Debt 74,964 $ 29,531 $ 43,563 $ NON-GAAP RECONCILIATIONS

18 18 NON-GAAP RECONCILIATIONS Non-GAAP Definitions Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gains or losses on disposition of assets, acquisition and integration costs, gains or losses related to convertible senior notes, the change in fair value of contingent consideration and the general provision (release) for current expected credit losses, if any. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from asset sales and insurance recoveries (related to property and equipment), if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP. We have not provided reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures due to the challenges and impracticability with estimating some of the items without unreasonable effort, which amounts could be significant.

19 19 OPERATIONAL HIGHLIGHTS Well Intervention Utilization Supplemental Schedule

20 20 OPERATIONAL HIGHLIGHTS Robotics Utilization 370 376 332 295 435 506 463 333 528 81 176 160 156 252 276 271 85 232 53% 66% 58% 56% 58% 67% 68% 58% 76% - 100 200 300 400 500 600 0% 10% 20% 30% 40% 50% 60% 70% 80% Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Vessel Days Integrated Vessel Trenching Days¹ ROV utilization (%)² 1 Trenching days represent integrated vessel trenching activities on Helix-chartered vessels except for stand-alone trenching operations on third-party vessels of 90 days and 58 days during Q1 2023 and Q2 2023, respectively 2 ROV utilization included 42, 40 and 39 work class ROVs during 2021, 2022 and 2023-2024, respectively, and four trenchers during 2021; IROV boulder grabs placed into service end of Q3 2022 and Q1 2024; two trenchers placed into service late Q4 2022 and one trencher removed from service Q1 2024 Utilization Days Supplemental Schedule

21 21 OPERATIONAL HIGHLIGHTS Shallow Water Abandonment Utilization 1 Systems utilization includes six CT systems; 14 P&A systems during Q3 2022, 15 P&A systems from Q4 2022 to August 2023 and 20 P&A systems beginning September 2023 2 Liftboat utilization includes ten liftboats during Q3-Q4 2022 and nine liftboats beginning Q1 2023 Supplemental Schedule

22 22 Revenue, Earnings and Cash Flow Trend1 Revenue Net income (loss) 1 Helix Alliance revenue has been included beginning July 1, 2022 (date of acquisition) 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations above 3 Net loss in 2023 includes losses of approximately $37 million related to the repurchase of $160 million principal amount of the 2026 Convertible Notes and $42 million for the change in the value of the Alliance earnout; net loss in 2022 includes $16 million for the change in the value of the Alliance earnout 4 2024 amounts represent the mid-point of Helix’s current forecast 5 2024 Free Cash Flow includes $58 million of the earnout payment made April 3, 2024 KEY FINANCIAL METRICS ($ in millions) $873 $1,290 $1,325 $(88) $(11) -$100 -$75 -$50 -$25 $0 $25 $50 $75 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2022³ 2023³ 2024⁴ Revenue Net Income (loss) $121 $273 $300 $18 $134 $108 $0 $50 $100 $150 $200 $250 $300 $350 $0 $50 $100 $150 $200 $250 $300 $350 2022 2023 2024⁴ Adjusted EBITDA² Free Cash Flow Supplemental Schedule 2, 5

23 23 Company Highlights By Geography By Segment 1 1 1 Revenue percentages net of intercompany eliminations 2 Helix Alliance revenue has been included in Shallow Water Abandonment segment and U.S. region beginning July 1, 2022 (date of acquisition) 3 2024 amounts based on mid-point of current forecast ($ in millions) Revenue Dispersion 58% 55% 57% 18% 17% 19% 14% 21% 17% 10% 7% 7% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2022 2023 2024³ Well Intervention Robotics Shallow Water Abandonment² Production Facilities 51% 50% 44% 24% 21% 9% 20% 14% 14% 5% 13% 11% 5% 10% 6% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2022 2023 2024³ United States North Sea Brazil Asia Pacific West Africa Other 2 Supplemental Schedule KEY FINANCIAL METRICS

24 24

25 25 Oil & Gas • Helix business lines are primarily production focused and activity driven by Upstream OpEx budgets • Current high commodity pricing environment favorable for offshore spending on both enhancement and decommissioning activities Renewable Energy • Robotics segment continues to expand into the Renewables market • Market leading position in Europe for trenching services • Expanded geographic mix into U.S. and Asia Pacific • Expanded services beyond trenching MACRO OUTLOOK Supports Upside Potential Global Offshore Deepwater O&G OpEx1 ($ in billions) Global Offshore Wind Additions2 (Turbines / Foundations) 1 Rystad Energy | Service Demand Cube August 2024 2 Rystad Energy | Offshore Vessel Analysis Dashboard August 2024 Appendix 1,257 1,166 1,359 2,017 1,655 2,026 0 500 1,000 1,500 2,000 2,500 2022A 2023A 2024E 2025E 2026E 2027E 71 79 87 93 98 100 0 20 40 60 80 100 120 2022A 2023A 2024E 2025E 2026E 2027E

26 26 KEY PERFORMANCE INDICATORS In The Energy Service Market Rystad Energy | Oilfield Service Contract August 9, 2024 Appendix

27 27 DECOMMISSIONING MARKET North America: Market Outlook 2024-2028 Source: Rystad Energy ServiceCube, SubseaCube, WellCube as of August 2024 Appendix Decommissioning Commitments by Region $8.3 billion 2024-2028 North America Rest of the world Decommissioning Expenditures by Facility Group Fixed Floater Subsea tie back $3.1 billion 2024-2028 Active subsea trees in 2024 Active wells in 2024 47 XMTs 772 wells Talos Energy Pemex Occidental Petroleum Walter Shell Other Talos Energy Cox Oil W&T Offshore Cantium LLC Arena Offshore Other

28 28 DECOMMISSIONING MARKET Global: Market Outlook 2024-2028 Source: Rystad Energy ServiceCube as of August 2024 Appendix Global: Summary Global market summary Decom. commitments by region Decom. commitments by topside weight Global overview Decommissioning commitments, 2024-2028 $50.9 billion Decommissioning expenditure, 2024-2028 $29.3 billion Number of assets to be shut in, 2024-2028 563 $50.9 billion 2024-2028 $50.9 billion 2024-2028 No offshore topside Under 10,000 10,000-20,000 20,000-30,000 Over 30,000 Decom. commitments by region, USD billion Decom. expenditures by service segment, USD billion Africa North America South America Asia Oceania Europe 45 40 35 30 25 20 15 10 5 0 2019-2023 2024-2028 2029-2033 2034-2038 Operations Well P&A Drilling contractors Subsea removal Platform removal Other 40 35 30 25 20 15 10 5 0 2019-2023 2024-2028 2029-2033 2034-2038

29 29 OFFSHORE WIND RENEWABLES MARKET Cumulative Offshore Wind Cable Installations by Continent, 2020-2030 Appendix Source: Rystad Energy OffshoreWindCube; Rystad Energy research and analysis– August 2024 16.5 26.0 29.9 33.8 37.9 46.1 53.8 61.7 71.5 83.7 97.6 0 10 20 30 40 50 60 70 80 90 100 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 RoW Americas Europe Asia Array Cable 55% Export Cable 45% 97.6K Km Cumulative cable length split by type in 2030 Kilometers of cable